SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /


Check the appropriate box:
/ /    Preliminary Proxy Statement
/ /    Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
	Section 240.14a-12


                             THE SPAIN FUND, INC.
----------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

            (1)  Title of each class of securities to which transaction applies:
----------------------------------------------------------------
            (2)  Aggregate number of securities to which transaction applies:
----------------------------------------------------------------
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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            (4)  Proposed maximum aggregate value of transaction:
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            (5)  Total fee paid:
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/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    (1)  Amount Previously Paid:

                    (2)  Form, Schedule or Registration Statement No.:

                    (3)  Filing Party:

                    (4)  Date Filed:





Alliance Capital [LOGO](R)                                  THE SPAIN FUND, INC.
--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 27, 2002

To the Stockholders of The Spain Fund, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, June 27, 2002 at 11:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy Statement dated May 24, 2002:

      1. To elect seven Directors of the Fund: five Directors to hold office for a term of three years; two Directors to hold office for a term of one year; and each to hold office until his or her successor is duly elected and qualifies; and

      2. To transact such other business as may properly come before the Meeting.

      The Board of Directors has fixed the close of business on April 26, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                                        By Order of the Board of Directors,

                                        Edmund P. Bergan, Jr.
                                        Secretary

New York, New York
May 24, 2002

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

      Please indicate your voting directions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
--------------------------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                       This Page Intentionally Left Blank

                                PROXY STATEMENT

                              THE SPAIN FUND, INC.

                          1345 Avenue of the Americas
                            New York, New York 10105

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 June 27, 2002

                                   ----------

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation ("the Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, June 27, 2002 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about May 24, 2002.

      The Board of Directors has fixed the close of business on April 26, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 8,605,206 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of seven Directors (Proposal One). Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

      Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. However, with respect to Proposal One, which is a matter to be determined by a plurality of the votes cast, abstentions, not being votes cast, will not have any effect on the outcome of the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

      A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

      The Fund will bear the cost of this Proxy Statement. The Fund has engaged Georgeson Shareholder Communications Corporation ("GSCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay GSCC a fee of $4,000 for its services plus reimbursement of out-of-pocket expenses.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

      At the Meeting, seven Directors will be elected. As discussed below, five of these Directors, currently comprising Class One, will each serve for a term of three years and until his or her successor is duly elected and qualifies. Two Directors, Messrs. John D. Carifa and Antonio Eraso, newly elected members of Class Two, will each serve for a term of one year and until his successor is duly elected and qualifies and will be subject to re-election with the other members of Class Two in 2003. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees listed below.

      Pursuant to the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors is divided into three classes. The terms of the members of Class One will expire as of the Meeting and when their successors are duly elected and qualify, the terms of the members of Class Two will expire as of the annual meeting of stockholders for 2003 and when their successors are duly elected and qualify, and the terms of the members of Class Three will expire as of the annual meeting of stockholders for 2004 and when their successors are duly elected and qualify. Upon expiration of the terms of office of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. Luis J. Bastida, Norman S. Bergel, Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams are currently the directors constituting Class One; Messrs. John D. Carifa, Carlos Delclaux Zulueta and Antonio Eraso and H.R.H. Pilar de Borbon y Borbon, Duchess of Badajoz are currently the directors constituting Class Two; and Messrs. Dave H. Williams, Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna and Ms. Inmaculada de Habsburgo-Lorena are currently the directors constituting Class Three. At a meeting of the Board of Directors held on August 8, 2001, the number of directors constituting the Board was increased to thirteen. At that meeting, Messrs. Bergel and Carifa were elected as members of Class One and Class Two, respectively, to fill the newly created vacancies resulting from the increase in the number of Directors.

      Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for reelection and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

      The Board of Directors has nominated each of Messrs. Luis J. Bastida, Norman S. Bergel, Angel Corcostegui and Ignacio Gomez-Acebo and Dr. Reba White Williams for election as a Director in Class One. The Board has also nominated each of Messrs. John D. Carifa and Antonio Eraso for election as a Director in Class Two. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

      The Fund's Bylaws require, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the seven nominees named above satisfies the Bylaw requirements.

      Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain or the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

      Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Mr. Williams and Dr. Williams are husband and wife.

                                                                                        Number of          Other
                           Year Term               Principal Occupation(s),           Portfolios in  Directorships
                             as a         Length   Including Directorships           Fund Complex        Held by
Name, Address              Director      of Time   Held, During                       Overseen by      Director or
and Age                   Will Expire     Served   Past 5 Years                        Director          Nominee
-----------------------   -----------    -------   ------------------------------   -------------    -------------
INTERESTED DIRECTORS**

Dave H. Williams, 69+     Class Three   14 years   Chairman Emeritus of the Board           3            None
1345 Avenue of the          (2004)                 and, until 1999, Chief Executive
Americas                                           Officer of Alliance Capital Management
New York, NY 10105                                 Corporation ("ACMC"), the general
                                                   partner of Alliance Capital Management
Chairman of the Board                              L.P., the Fund's investment adviser
and President                                      ("Alliance" or the "Adviser"); Chairman
of the Fund                                        of White Williams Private Equity Partners
                                                   GmbH; formerly Director of AXA
                                                   Financial, Inc. and The Equitable Life
                                                   Assurance Society of the United States.

Luis J. Bastida, 56        Class One     2 years   Currently member of the Board of Directors   1        None
Grupo Admira Media, S.A.   (2005++)                of Admira Media, S.A. and Antena 3, S.A.;
Edificio Cuzoo IV                                  Prior thereto Chairman of BBVA Gestion,
Paseo de la Castellana, 141-5th Fl.                S.A., Vice-Chairman of Finanzia and Director
28046 Madrid, Spain                                of Privanza; Head of BBVA Private Banking
                                                   Asset Management and Securities Services
                                                   from January 2000 to January 2001; and Chief
                                                   Financial Officer of BBV from 1996 to
                                                   December 1999.

John D. Carifa, 56           Class Two  9 months   President, Chief Operating Officer and   114      None
1345 Avenue of the Americas, (2003)                a Director of ACMC, with which he has
New York, NY 10105                                 been associated since prior to 1997.

Ignacio Gomez-Acebo, 71+     Class One  7 years   Senior Partner of Gomez-Acebo &         1         AXA
Gomez-Acebo & Pombo          (2005++)             Pombo (law firm); Chairman of the
Paseo de la Castellana 164                        Board of Clarke, Modet & Co. and
28046 Madrid, Spain                               Peugeot Leasing & COFIC.

Dr. Reba W. Williams, 65     Class One  12 years  Vice Chairman of White Williams        3              None
1345 Avenue of the Americas  (2005++)             Private Equity Partners GmbH; formerly
New York, NY 10105                                Director of Special Projects, ACMC;
                                                  art historian and writer; formerly a
                                                  Vice President and security analyst for
                                                  Mitchell Hutchins, Inc. and an analyst
                                                  for McKinsey & Company, Inc.

Carlos Delclaux Zulueta, 45  Class Two  8 years   General Manager of BBVA and              1              None
BBVA                             (2003)           responsible for Private Banking
Paseo de la Castellana                            in BBVA Group.
81, p. 17
28046 Madrid, Spain

--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director.
** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser") or with BBVA Privanza Banco, S.A., the Fund's sub-adviser ("Privanza").
***   Member of the Audit Committee of the Board of Directors of the Fund.
+     Member of the Nominating Committee of the Board of Directors of the Fund.
++    If re-elected at the Meeting.

                                                                                        Number of          Other
                           Year Term               Principal Occupation(s),           Portfolios in  Directorships
                             as a         Length   Including Directorships           Fund Complex        Held by
Name, Address              Director      of Time   Held, During                       Overseen by      Director or
and Age                   Will Expire     Served   Past 5 Years                        Director          Nominee
-----------------------   -----------    -------   ------------------------------   -------------    -------------
DISINTERESTED DIRECTORS

Norman S. Bergel, 51+     Class One     9 months   Formerly Director of BBV-Privanza,         2           None
74 Warren Road            (2005++)                 Deputy Chairman of Alliance Capital
Croydon CR0 6PF                                    Management (Pty.) Ltd., Deputy Chairman
United Kingdom                                    of Alliance MBCA, Senior Vice President
                                                  of ACMC, Director of Alliance Capital
                                                   Ltd. ("ACL"), Managing Director of
                                                   Alliance Capital Management International
                                                   and Managing Director of White Williams
                                                   Private Equity Partners GmbH.

H.R.H. Pilar de Borbon y  Class Two   11 years     Director of Cartier, France; member          1           None
Borbon, Duchess of       (2003)                    of the Board of Plus Ultra (insurance);
Badajoz, 66***+                                    Chairman of International Equestrian
Velazquez 16                                       Federation; and member of the
28001 Madrid, Spain                                International Olympic Committee.

Angel Corcostegui, 50***+  Class One  10 years     Formerly Vice Chairman and Chief             1           None
Avda. Del Campo 9          (2005++)                Executive Officer of Banco Santander
Somosaguas A                                       Central Hispano; formerly Chief Executive
28223 Madrid, Spain                                Officer of Banco Central Hispano and
                                                   Vice Chairman of Compania Espanola de
                                                   Petroleos; Member of the Board of the
                                                   Wharton School of the University of
                                                   Pennsylvania; and member of the
                                                   Fundacion por la Modernizacion de
                                                   Espana.

Antonio Eraso, 62+         Class Two   1 month     Non-executive Director of Mapfre, Heron,     1         Chrysler
Latinver, S.A.             (2003++)                Santander Central Hispano Activos
Paseo de la Castellana 36-38                       Immobiliarios, Advisor CEO Iberdrola.
28046 Madrid, Spain                                President of Heron Espana; Advisor of CB Richard
                                                   Ellis (Spain & Portugal); Advisor of Bansa
                                                   Leasing; Advisor of Transolver (Finance);
                                                   Advisor of Grupo Tecnobit S.A.
                                                   (Defense); Advisor of Equifax Iberica;
                                                   President's Assessor of Iberdrola;
                                                   President's Assessor of Grupo Berge;
                                                   Assessor of Tishman & Speyer Espana
                                                   S.A.; Board's Assessor of Young &
                                                   Rubicam Espana; Board's Assessor of
                                                   Gleeds Iberica (project management);
                                                   Member of the National Assembly and
                                                   Permanent Commission of ASNEF (National
                                                   Association of Financial Entities);
                                                   Spanish Representative of EURO- FINAS
                                                   (European Association of Finance);
                                                   formerly Advisor of Sedgwick Group
                                                   Espana.


--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director.
** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser") or with BBVA Privanza Banco, S.A., the Fund's sub-adviser ("Privanza").
***   Member of the Audit Committee of the Board of Directors of the Fund.
+     Member of the Nominating Committee of the Board of Directors of the Fund.
++    If re-elected at the Meeting.

                                                                                        Number of          Other
                           Year Term               Principal Occupation(s),           Portfolios in  Directorships
                             as a         Length   Including Directorships           Fund Complex        Held by
Name, Address              Director      of Time   Held, During                       Overseen by      Director or
and Age                   Will Expire     Served   Past 5 Years                        Director          Nominee
-----------------------   -----------    -------   ------------------------------   -------------    -------------
DISINTERESTED DIRECTORS

Inmaculada de Habsburgo-  Class Three   14 years   President and Chief Executive Officer of     1         None
Lorena, 56***+            (2004)                   The Spanish Institute; Trustee of Samuel
Spanish Institute                                  H. Kress Foundation; Founder and Trustee
684 Park Avenue                                    of the King Juan Carlos International
New York, NY 10021                                 Center of New York University Foundation;
                                                   and member of the Board of World Monuments
                                                   Fund Espana.

Francisco Gomez Roldan,   Class Three   13 years   Chief Executive Officer of Argenteria,        1        None
49***+                    (2004)                   Caja Postal y Banco Hipotecario; Formerly
Santander Central Hispano                          Deputy General Manager of Banco Bilbao-
Sevilla 3, 2A pl.                                  Vizcaya, S.A., the parent of Privanza;
28014 Madrid, Spain                                General Manager of BBV Interactivos, S.A.;
                                                   and General Manager of Banca Catalana,
                                                   S.A.

Juan Manuel Sainz de      Class Three   14 years   Honorary Chairman of Coca-Cola                1        None
Vicuna, 76***+            (2004)                   Espana; President of the Fundacion
Coca Cola International                            Coca-Cola Espana, Director of Rendelsur
Josefa Valcarcel 36                                (Coca-Cola franchise, Southern Spain);
28027 Madrid, Spain                                member of the Fundacion de Amigos de
                                                   Museo del Prado, the Board of World
                                                   Monuments Fund Espana, Notre Dame
                                                   University Joan B. Kroc Institute for
                                                   International Peace Studies and the
                                                   Patronato of Universidad Pontificia de
                                                   Salamanca.


--------------------------------------------------------------------------------
* "Years of Service" refers to the total number of years the Director has served as a Director.
** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser") or with BBVA Privanza Banco, S.A., the Fund's sub-adviser ("Privanza").
***   Member of the Audit Committee of the Board of Directors of the Fund.
+     Member of the Nominating Committee of the Board of Directors of the Fund.
++    If re-elected at the Meeting.

      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                                                        Aggregate Dollar Range
                                     Dollar Range of    of Equity Securities in
                                    Equity Securities  all Funds in the Alliance
                                     of the Fund as       Fund Complex as of
                                     of May 17, 2002         May 17, 2002
                                    -----------------  -------------------------
Dave H. Williams                     $10,001-$50,000         Over $100,000
Luis J. Bastida                           None                   None
John D. Carifa                            None               Over $100,000
Ignacio Gomez-Acebo                    $1-$10,000             $1-$10,000
Dr. Reba W. Williams                $50,001-$100,000         Over $100,000
Carlos Delclaux Zulueta                $1-$10,000             $1-$10,000
Norman S. Bergel                          None                   None
H.R.H. Pilar de Borbon y Borbon        $1-$10,000             $1-$10,000
Angel Corcostegui                      $1-$10,000             $1-$10,000
Antonio Eraso                             None                   None
Inmaculada de Habsburgo-Lorena         $1-$10,000             $1-$10,000
Francisco Gomez Roldan                    None                   None
Juan Manuel Sainz de Vicuna            $1-$10,000             $1-$10,000
--------------------------------------------------------------------------------

      As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

      During the fiscal year ended November 30, 2001, the Board of Directors met five times, the Audit Committee met three times and the Nominating Committee met twice. Both the Audit Committee and the Nominating Committee are standing committees of the Board. Mr. Carlos Delclaux Zulueta attended fewer than 75% of the meetings of the Board of Directors, Ms. H.R.H. Pilar de Borbon y Borbon attended fewer than 75% of the meetings of the Nominating Committee, and Mr. Angel Corcostegui attended fewer than 75% of the meetings of the Board of Directors and the Audit Committee. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Amended and Restated Bylaws, which all candidates must meet. While the Nominating Committee determines whether a stockholder-nominated candidate for election as a Director satisfies the qualifications prescribed by the Amended and Restated By-laws, the Nominating Committee does not consider for nomination candidates recommended by stockholders. The Fund does not have a Compensation Committee.

      In accordance with the listing standards of the New York Stock Exchange, Inc., the members of the Audit Committee are independent as defined in Section 303.01(B)(2)(a) and (3) of the Exchange's listing standards.

      The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2001, the aggregate compensation paid to each of the Directors during the fiscal year 2001 by all of the investment companies in the Alliance Fund Complex and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                          Number of             Number of
                                                                         Investment            Investment
                                                  Compensation          Companies in        Portfolios within
                                                    from the          the Alliance Fund     the Alliance Fund
                                Compensation      Alliance Fund      Complex, including    Complex, including
                                    from            Complex,           the Fund, as to       the Fund, as to
                                  the Fund        including the      which the Director    which the Director
                                 during its           Fund,             is a Director         is a Director
Name of Director                 Fiscal Year       during 2001           or Trustee            or Trustee
----------------                ------------      -------------      ------------------    ------------------
Dave H. Williams                  $    -0-           $    -0-                  3                     3
Luis J. Bastida                   $    -0-           $    -0-                  1                     1
John D. Carifa                    $    -0-           $    -0-                 51                   114
Ignacio Gomez-Acebo               $    -0-           $    -0-                  1                     1
Dr. Reba W. Williams              $    -0-           $    -0-                  3                     3
Carlos Delclaux Zulueta           $    -0-           $    -0-                  1                     1
Norman S. Bergel                  $  5,000           $  7,500                  2                     2
H.R.H. Pilar de Borbon
  y Borbon                        $ 10,500           $ 10,500                  1                     1
Angel Corcostegui                 $  9,500           $  9,500                  1                     1
Antonio Eraso                     $    -0-           $    -0-                  1                     1
Inmaculada de Habsburgo-
  Lorena                          $ 11,000           $ 11,000                  1                     1
Francisco Gomez Roldan            $ 11,000           $ 11,000                  1                     1
Juan Manuel Sainz de Vicuna       $ 10,500           $ 10,500                  1                     1

--------------------------------------------------------------------------------

      The Board of Directors recommends that the stockholders vote FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

Officer Information

                                 Position(s)--(Month and       Principal Occupation
Name, Address and Age            Year First Elected)           during the past 5 years
------------------------------   ----------------------------  --------------------------------------
Dave H. Williams (69)            Chairman and                  See biography above.
See address above.               President (6/88)

Edmund P. Bergan, Jr. (52)       Secretary (9/89)              A Senior Vice President and the
1345 Avenue of the Americas                                    General Counsel of Alliance Fund
New York, NY 10105                                             Distributors, Inc. and Alliance Global
                                                               Investor Services ("AGIS") since prior
                                                               to 1997.

Mark H. Breedon (49)             Senior Vice President (6/88)  A Vice President of ACMC since
Alliance Capital                                               prior to 1996; Director and a
  Management Int'l                                             Senior Vice President of ACL
53 Stratton Street                                             since prior to 1997.
London, W1X 6JJ

Russel Brody (35)                Vice President (2/98)         A Vice President of ACL, with
Alliance Capital                                               which he has been associated since
  Management International                                     July 1997 and the Head Trader of
53 Stratton Street                                             its London Desk; prior thereto, he
London, W1X 6JJ                                                was Head of European Equity Dealing
                                                               with Lombard Odier et Cie, London
                                                               office, since prior to 1997.

Cristina Fernandez-Alepuz (32)   Vice President (10/97)        An Assistant Vice President of
Alliance Capital                                               ACMC, with which she has been
  Management International                                     associated since prior to 1997.
53 Stratton Street
London, W1X 6JJ

Mark D. Gersten (51)             Treasurer and Chief           A Senior Vice President of AGIS,
Alliance Global Investor         Financial Officer (6/88)      with which he
  Services, Inc.                                               has been associated since
500 Plaza Drive                                                prior to 1997.
Secaucus, New Jersey 07094

Vincent S. Noto (37)             Controller (7/97)             A Senior Vice President of AGIS,
Alliance Global Investor                                       with which he has been associated
  Services, Inc.                                               since prior to 1997.
500 Plaza Drive
Secaucus, New Jersey 07094

--------------------------------------------------------------------------------

Audit Committee Report

      The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Fund's Audit Committee are set forth in the Fund's Audit Committee Charter. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      The Audit Committee of the Board Of Directors will normally meet three times during each full fiscal year with representatives of the independent auditors to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee of the Fund has considered and discussed the audited financial statements with management and the independent accountants.
The Audit Committee of the Fund has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee of the Fund also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee of the Fund has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent accountants the independent accountants' independence.

      The members of the Fund's Audit Committee are not professionally engaged in the practice of accounting and are not experts in the fields of accounting, including in respect of accountant independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audits of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee of the Fund referred to above and in the Audit Committee Charter, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Board of Directors

      H.R.H. Pilar de Borbon y Borbon     Francisco Gomez Roldan
      Angel Corcostegui                   Juan Manuel Sainz deVicuna
      Inmaculada de Habsburgo-Lorena

Independent Accountants

      The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, at a meeting held on November 14, 2001, selected PricewaterhouseCoopers LLP, independent accountants, to audit the Fund's accounts for the fiscal year ending November 30, 2002. PricewaterhouseCoopers LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of PricewaterhouseCoopers LLP as independent accountants.

Independent Accountants' Fees

      The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; and (iii) all other services provided to the Fund; and (iv) all other services provided to the Adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund ("Adviser Affiliates").

                                                             All Other Fees For
             Financial Information     All Other Fees       Services Provided to
              Systems Design and    For Services Provided     the Adviser and
Audit Fees    Implementation Fees        to the Fund         Adviser Affiliates
----------   ---------------------  ---------------------   --------------------
 $60,000              N/A                  $15,688                 $118,154

                          INFORMATION AS TO THE FUND'S
                              INVESTMENT ADVISER,
                         SUB-ADVISER AND ADMINISTRATOR

      The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is BBVA Privanza Banco, S.A., with principal offices at 17 Padilla, Madrid, Spain 28006.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended November 30, 2001, all such reports were timely filed.

                                 OTHER MATTERS

      Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Amended and Restated Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

      According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                             Percent of
                                          Amount of         Common Stock
           Name and Address              Beneficial        Based on Shares
         of Beneficial Owner              Ownership          Outstanding
      --------------------------      ----------------     ----------------
      Banco Bilbao-Vizcaya, S.A.      1,500,000 shares          17.52%
      Plaza de San Nicholas 4
      48005 Bilbao, Spain

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the annual meeting of stockholders of the Fund for 2003 (the "2003 Annual Meeting") must be received by the Fund by January 24, 2003. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporate Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. If not received by the Fund by January 24, 2003 and includable in the Fund's proxy statement and form of proxy relating to the 2003 Annual Meeting, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund after March 1, 2003 and before the close of business on March 31, 2003.

      The persons named as proxies for the 2003 Annual Meeting will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter within the period specified by the advance notice provision in the Fund's Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

      The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Global Investor Services, Inc. at (800) 227-4618 or contact Reid Conway at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                        By Order of the Board of Directors,


                                        Edmund P. Bergan, Jr.
                                        Secretary

May 24, 2002
New York, New York

                                                            THE SPAIN FUND, INC.

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
INTRODUCTION ..............................................................   1
PROPOSAL ONE: ELECTION OF
  DIRECTORS ...............................................................   2
INFORMATION AS TO THE FUND'S
  INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR .......................  11
OTHER MATTERS .............................................................  12
SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS .......  12
REPORTS TO STOCKHOLDERS ...................................................  13

================================================================================

                           Alliance Capital [LOGO](R)
                        Alliance Capital Management L.P.

================================================================================

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
May 24, 2002


     PROXY                    THE SPAIN FUND, INC.                   PROXY


                PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                   STOCKHOLDERS TO BE HELD ON JUNE 27, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SPAIN FUND, INC.

       The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Reid Conway and Christina A. Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on June 27, 2002 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

       The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

       IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

       PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.




                              THE SPAIN FUND, INC.



[ x ]  Please mark
       votes as in
       this example.

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

1.     Election of Directors.

       Class One Directors (Term expires 2005):
          (01) Luis J. Bastida, (02) Norman S. Bergel, (03) Angel Corcostegui,
          (04) Agnacio Gomez-Acebo and (05) Dr. Reba W. Williams

       Class Two Directors (Term expires 2003):
          (06) John D. Carifa and (07) Antonio Eraso

            FOR                                            WITHELD
            ALL       [   ]                         [   ]  FROM ALL
            NOMINEES                                       NOMINEES

            [   ]   _______________________________________
                    For all nominees except as noted above

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy holder(s).







      Please be sure to sign, date, and return this Proxy card promptly.
                       You may use the enclosed envelope.



Signature: ______________  Date:_______  Signature: ____________  Date: _______